Exhibit 10.7

Second Amendment to Membership Interest Purchase Agreement

This Second Amendment to Membership Interest Purchase Agreement (this "Second Amendment") is made and entered into as of this 19th day of November, 2023, by and among IMWHP, LLC, a Delaware limited liability company ("Buyer'), XCEL BRANDS, INC., a Delaware corporation ("Xcel"), IM BRANDS LLC, a Delaware limited liability company ("IMB" and, together with Xcel "Seller") and IM TOPCO LLC, a Delaware limited liability company (the "Company"). Buyer, Seller and the Company are sometimes referred to .herein individually as a “Party” and collectively as the "Parties".

WHEREAS, the Parties are parties to that certain Membership Interest Purchase Agreement dated as of May 27, 2023, as amended by that certain First Amendment to Membership Interest Purchase Agreement dated as of March 2, 2023 (together, the "Agreement");

WHEREAS, the Parties now desire to amend the Agreement, on and subject to the terms and conditions herein;

NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Amendment to Section 2.S(a).

A.	Section 2.S(a) of the Agreement is hereby deleted in its entirety and replaced with the following language:

"2(a). Subject to the provisions of this Section 2.5, Buyer shall be entitled to receive the Adjustment Amount from Seller if during any four (4) consecutive calendar quarters within the Adjustment Period, other than the Excluded Calendar Quarters the aggregate Royalties collected in respect of the Business, whether by Seller in respect of any pre-Closing periods or by the Company in respect any post-Closing periods, are less than $13,347,000 (the 'Adjustment Event"); provided, however, that the failure to have collected aggregate Royalties equal to or greater than $13,347,000 during any such four (4) consecutive calendar quarter period shall not constitute an Adjustment Event to the extent such failure is caused by a (i) Force Majeure Event or (ii) a willful and material breach by Buyer of the provisions of Section 2.S(d) that directly reduces the collected Royalties.

For purposes of the foregoing, the term "Excluded Calendar Quarters" means (i) the four (4) consecutive calendar quarters ending September 30, 2023; and (ii) the four (4) consecutive calendar quarters ending December 31, 2023.'

B.	Additional Revenue Payments. In consideration of the amendment to Section 2.S(a) of the Agreement set forth above:

(1)	Seller shall make the following payments to Buyer constituting incremental royalties:

A.	Seventy Five Thousand Dollars ($75 000) on or before December 31, 2023;

B.	One Hundred Thousand Dollars ($100,000) on or before April 10, 2024;

C.	Thirty Seven Thousand Five Hundred ($37,500) on or before June 30, 2024;

D.	One Hundred Thousand Dollars ($100,000) on or before July 10, 2024;

E.	Thirty Seven Thousand Five Hundred ($37 500) on or before September 30, 2024;and

F.	One Hundred Thousand Dollars ($100,000) on or before October 10 2024; and

(2)	simultaneously with entry into this Second Amendment, Seller and the Company shall enter into that certain First Amendment to Design, Interactive, Television and Talent Services Agreement, in the form set fo11h at Exhibit A hereto.

3.	Entire Agreement. This Second Amendment shall form part of the Agreement. Except to the extent expressly amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

{Execution Page(s) Follow(s)}

IN WITNESS WHEREOF, by their signatures below, the Parties enter into this Second Amendment as of the date first set forth above.

IMWHP, LLC

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO

XCEL BRANDS, INC.

By: /s/ Seth Burroughs

Name: Seth Burroughs

Title: Executive Vice President

IM BRANDS, LLC

By: /s/ Seth Burroughs

Name: Seth Burroughs

Title: Executive Vice President

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO

Exhibit A

First Amendment to Design. Interactive Television and Talent Services Agreement

This First Amendment to Design Interactive Television and Talent Services Agreement (this ''First Amendment") is made and entered into as of this_ day of November, 2023, by and among XCEL BRANDS, INC., a Delaware corporation(' Xcel" or "Consultant"), IM BRANDS, LLC, a Delaware limited liability company ("IM") and IM TOPCO, LLC, a Delaware limited liability company (the "Company").

WHEREAS, Xcel, IM and the Company (collectively the '"Parties") are parties to that certain Design, Interactive Television and Talent Services Agreement dated as of May 31, 2022 (the "Agreement");

WHEREAS, the Parties now desire to amend the Agreement, on and subject to the terms and conditions herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.	Service Fees. Notwithstanding anything to the contrary in the Agreement, the Consultant shall not have been and/or be entitled to any Service Fees as it relates to the period of time from July 1, 2023 through and including December 31, 2023. Within three (3) days following entry into this First Amendment, Consultant shall refund to Company the amount of One Hundred Fifty Thousand U.S. Dollars ($150,000).

3.	Entire Agreement. This First Amendment shall form part of the Agreement. Except to the extent expressly amended herein, the terms and conditions of the Agreement shall remain in full force and effect.

{Execution Page(s) Follow(s)}

IN WITNESS WHEREOF, by their signatures below the Parties enter into this First Amendment as of the date first set forth above.

XCEL BRANDS, INC.IM BRANDS, LLC

By: /s/ Seth BurroughsBy: /s/ Seth Burroughs

Name:Seth BurroughsName: Seth Burroughs

Title: Executive Vice PresidentTitle: Executive Vice President

IM TOPCO, LLC

By: /s/ Yehuda Shmidman

Name: Yehuda Shmidman

Title: Chairman and CEO